Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of October 12, 2012, by and among Western Standard Energy Corp., a Nevada corporation, (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

     WHEREAS:

     A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration in the United States afforded by either (i) Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act or (ii) Section 903 of Regulation S as promulgated by the SEC under the 1933 Act, and in Canada, upon the exemption from the prospectus and registration requirements afforded by Section 2.3 of National Instrument ("NI") 45-106 of the Canadian Securities Administration ("CSA").

     B. The Company is indebted to the Buyers in the aggregate amount of $170,401.96 (the "DEBT").

     C. The Debt is evidenced by way of a Loan Agreement dated December 22, 2009 between the Company and the Buyers for the aggregate amount of $60,000, which is set forth in the line item "note payable" in the balance sheet of the Company as at August 31, 2012.

     D. The Debt is further evidenced by way advances made to the Company by the Buyers in the aggregate amount of $75,068.19, which is set forth in the item "accounts payable and accrued liabilities" in the balance sheet of the Company as at August 31, 2012.

     E. The Debt is further evidenced by way interest accrued on the Debt in the aggregate amount of $35,333.77 which is set forth in the item "accounts payable and accrued liabilities" in the balance sheet of the Company as at August 31, 2012.

     F. In addition to the Debt, the Company is indebted to the Buyers in the amount of $82,723.04 for consulting services rendered (the "CONSULTING DEBT").

     G. The Consulting Debt is evidenced by way of invoices from each Buyer in the amount of $41,361.52, which is set forth under the line item "accounts payable and accrued liabilities" in the balance sheet of the Company as at August 31, 2012.

     H. The Company has authorized the issuance of a convertible note of the Company which note shall be convertible into the Company's common shares, without par value (the "COMMON SHARES"), in accordance with the terms of the Note (as defined below).
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     I. The Buyers wish to purchase,  and the Company  wishes to sell,  upon the terms and conditions stated in this Agreement, 2,500,000 Common Shares by converting $3,125.00 of the Debt into Common Shares at a conversion price of $0.00125 per Common Share (the "PURCHASED SHARES").

     J. The Buyers wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the principal amount of $250,000.00 of the convertible note, in substantially the form attached hereto as Exhibit A (the "NOTE") (as converted, collectively, the "CONVERSION SHARES").

     K. The Note, the Purchased Shares and the Conversion Shares collectively are referred to herein as the "SECURITIES".

     NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

     1. PURCHASE AND SALE OF NOTES AND WARRANTS.

     (a) Purchase of Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (i) the amount of Common Shares as is set forth opposite such Buyer's name in column (3) of on the Schedule of Buyers attached hereto; and (ii) a principal amount of the Note as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers attached hereto (the "CLOSING").

     (b) Closing. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., Vancouver time, on the date hereof (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Clark Wilson LLP, Vancouver, B.C.

     (c) Purchase Price for Purchased Shares. The purchase price for the Purchased Shares to be purchased by each such Buyer at the Closing (the "SHARE PURCHASE PRICE") shall be the amount set forth opposite each Buyer's name in column (5) of the Schedule of Buyers.

     (d) Purchase Price for Note. The purchase price for the portion of the Note to be purchased by each such Buyer at the Closing (the "NOTE PURCHASE PRICE") shall be the amount set forth opposite each Buyer's name in column (6) of the Schedule of Buyers.

     (e) Form of Payment for Purchase Shares. On the Closing Date, (i) each Buyer shall pay its Share Purchase Price to the Company by way of converting and forever releasing the Company from the amount of the Company's indebtedness to such Buyer under the Debt equal to such Buyer's Share Purchase Price, and such conversion and release will hereby be deemed completed upon the Closing; each Buyer will provide to the Company on Closing a full and final release respecting the Purchase Price portion of the Debt; and (ii) the Company shall deliver the Purchased Shares to each Buyer, which such Buyer is purchasing hereunder, duly registered in the name of such Buyer or its designee.

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     (f) Form of Payment for Note. On the Closing Date, (i) each Buyer shall pay its Note Purchase Price to the Company by way of converting, and forever releasing the Company from, the amount of the Company's indebtedness to such Buyer under the Debt and the Consulting Debt equal to such Buyer's Note Purchase Price, and such conversion and release will hereby be deemed completed upon the Closing; each Buyer will provide to the Company on Closing a full and final release respecting the Purchase Price portion of the Debt; and (ii) the Company shall deliver the Note to the Buyers, which such Buyer is purchasing hereunder, duly registered in the name of such Buyer or its designee (and allocated amongst each Buyer in accordance with each Buyer's pro rata share of the Note Purchase Price).

     2. BUYER'S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself that:

     (a) No Public Sale or Distribution. Such Buyer is (i) acquiring the Purchased Shares and its portion of the Note; and (ii) upon conversion of the Notes, will acquire the Conversion Shares issuable upon conversion of the Notes, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act or qualified for public distribution or exempted under the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of, the securities regulatory authorities of the provinces and territories of Canada (the "Canadian Securities Laws"); provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities.

     (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Such Buyer is also on "accredited investor" within the meaning of Section 1.1 of NI 45-106 of the CSA or, if not an accredited investor, is purchasing sufficient Securities so that the aggregate acquisition cost of such Buyer's Securities is not less than Cdn$150,000 and such Buyer is not an individual, corporation, partnership, trust, fund, association, syndicate, organization or other organized group of persons, whether incorporated or not, or an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative created or used solely to purchase or hold such Buyer's Securities in reliance on the exemption set forth in section 2.10 of NI 45-106.

     (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such
Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

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
     (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer acknowledges that it will not receive an offering memorandum or other disclosure document (other than this Agreement and the Schedules attached hereto) in respect of the Company.

     (e) No Governmental Review. Such Buyer understands that no United States or Canadian federal, provincial or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. Such Buyer acknowledges that (i) there is no government or other insurance covering the Securities, (ii) there are risks associated with the purchase of the Securities, (iii) there are restrictions on the Buyer's ability to resell the Securities and it is the responsibility of such Buyer to find out what those restrictions are and to comply with them before selling the Securities, and (iv) the Company has advised such Buyer that the Company is relying on an exemption from the requirements to provide such Buyer with a prospectus and to sell the securities through a person registered to sell securities under the SECURITIES ACT (British Columbia) and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provides by the SECURITIES ACT (British Columbia), including statutory rights or recission or damages, will not be available to such Buyer.

     (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any Canadian Securities Laws; (ii) such Buyer agrees that if it decides to offer, sell or otherwise transfer any of the Securities, such Securities may be offered, sold or otherwise transferred only:
(A) pursuant to an effective registration statement under the 1933 Act; (B) to the Company; (C) outside the United States in accordance with Regulation S under the 1933 Act and in compliance with local laws; (D) in Canada, in accordance with the Canadian Securities Laws; or (E) within the United States (i) in accordance with the exemption from registration under the 1933 Act provided by Rule 144 or Rule 144A thereunder, if available, and in compliance with any applicable state securities laws or (ii) in a transaction that does not require registration under the 1933 Act or applicable state securities laws, and the seller has provided the Company with a written certificate or other reasonable assurance, prior to such offer, sale or transfer, that such Securities may be so offered, sold, or transferred in a transaction that does not require registration under the 1933 Act or applicable state securities laws; and (iii) any sale or transfer of the Securities to a purchaser or transferee whose address is in Canada (or who is a resident of Canada) is prohibited unless it is made in compliance with applicable Canadian Securities Laws including Section
2.5 of NI 45-102 - RESALE OF SECURITIES. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement.

     (g) Legends. Such Buyer understands that: (A) the certificates or other instruments representing the Purchased Shares and the Notes (other than Purchased Shares and Notes issued to the Buyers pursuant to Regulation S) and, until such time as the resale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE
         SECURITIES  REPRESENTED  BY THIS  CERTIFICATE  HAVE NOT  BEEN]
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
         (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC (as defined below), unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) if the Company is a "foreign issuer", within the meaning of Regulation S of the 1933 Act and the Securities are being sold pursuant to Regulation S, such legend may be removed by providing a declaration to the company that such shares may be sold pursuant to Regulation S or (iv) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A; and (B) pursuant to applicable Canadian Securities Laws, the certificates or other instruments representing the Purchased Shares and the Note will bear the following legend:

         UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE.]

         AND:

         THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.

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     (h)  Validity;  Enforcement.  This  Agreement  has been  duly  and  validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (i) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

     (j) Funds. None of the funds being used to purchase the Purchased Shares or the Note are, to such Buyer's knowledge, proceeds obtained or derived directly or indirectly as a result of illegal activities. The funds being used to purchase the Notes and the Warrants will not, to the knowledge of such Buyer, represent proceeds of crime for the purposes of the PROCEEDS OF CRIME (MONEY LAUNDERING ACT (Canada) (the "PCMLA") and such Buyer acknowledges that the Company may in the future be required by law to disclose such Buyer's name and other information relating to this Agreement and the Buyer's subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (a) none of the funds to be provided by such Buyer are being tendered on behalf of a person or entity who has not been identified to such Buyer, and
(b) it shall promptly notify the Company if such Buyer discovers that any such representation ceases to be true, and to provide the Company with reasonable information in connection therewith.

     (k) No General Solicitation or Advertising. Such Buyer has not purchased the Purchased Shares and the Note as a result of any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees, to the knowledge of such Buyer, have been invited by general solicitation or advertising.

     (l) Canadian Subscriber. If the Buyer is a resident of Canada, the Buyer has filled in, executed and delivered the Canadian Questionnaire attached as Schedule B attached hereto. The Buyer agrees that it is an "accredited investor" as defined in Canadian National Instrument 45-106.

     (m) The Buyer acknowledges:

     (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

     (ii) there is no government or other insurance covering any of the Securities;

     (iii) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Securities.

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     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each of the Buyers that:

     (a) Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own to carry on its business as now being conducted.

     (b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the Note, and to issue the Securities in accordance with the terms hereof and thereof. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company, any share capital of the Company or the bylaws of the Company; or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws or Canadian Securities Laws and regulations and the rules and regulations of the OTC Bulletin Board (the "PRINCIPAL MARKET")) applicable to the Company or by which any property or asset of the Company is bound or affected.

     (d) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement.

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     (e)  Acknowledgment  Regarding Buyer's Purchase of Securities.  The Company
acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the Common Shares (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities.

     (f) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Note will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement and the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

     (g) Ranking of Notes. No Indebtedness of the Company is senior to or ranks PARI PASSU with the Note in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

     (h) Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, or any of its Subsidiaries, their business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     4. COVENANTS.

     (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b) Form D and Blue Sky. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable federal securities laws of the United States and the applicable Canadian Securities Laws following the Closing Date.

     (c) Reporting Status. Until the date on which the Buyers shall have sold all the Purchased Shares and the Conversion Shares, and the Note is not outstanding (the "REPORTING PERIOD"), the Company shall (i) timely file all reports required to be filed with the SEC pursuant to the 1934 Act; (ii) timely file all reports required to be filed under the applicable Canadian Securities Laws; and (iii) the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     (d) Security. Promptly following execution of this Agreement, the Company will at its expense, do, execute, acknowledge and deliver or will cause to be done, executed, acknowledged and delivered all and every such further mortgages, security agreements or other instruments, transfers and assurances as the Buyers shall reasonably require, for the purpose of giving to the Buyers, and preserving in favor of the Buyers, valid mortgages and security interests over the Security subject only to encumbrances approved of in writing by Holder.

     (e) Listing. The Company shall promptly secure the listing of all of the Purchased Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Shares are then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of this Agreement. Until the date on which the Buyers shall have sold all the Purchased Shares and the Conversion Shares, and the Note is not outstanding, the Company shall (i) maintain the Common Shares' authorization for quotation on the Principal Market;
(ii) take any action which would be reasonably expected to result in the delisting or suspension of the Common Shares on the Principal Market; and (iii) pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

     (f) Restriction on Redemption and Cash Dividends. So long as the Note is outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, the Common Shares without the prior express written consent of the holders of Note.

     (g) Not to Permit Encumbrances. So long as the Note is outstanding, the Company shall not create or permit to exist any security interest, mortgage, charge, pledge, lien or other encumbrance upon its assets, other than as set forth in paragraph 4(d) above, subsequent to the date of this Agreement, without the prior written consent of the Buyers.

     (h) Not to Incur Indebtedness for Borrowed Money. So long as the Note is outstanding, the Company shall not, incur, guarantee or otherwise become liable in respect of, any indebtedness for borrowed money, subsequent to the date of this Agreement, without the prior written consent of the Buyers, except in the ordinary course of business.

     (i) To Pay Indebtedness. The Company will well, duly and punctually pay or cause to be paid to the Buyers all indebtedness due hereunder at the dates and places, in the currencies and in the manner mentioned herein.

     (j) To Maintain Existence. Until the date on which the Buyers shall have sold all the Purchased Shares and the Conversion Shares, and the Note is not outstanding, the Company will, and will cause each of the Subsidiaries to, at all times maintain its corporate existence.

     (k) Conduct of Business. Until the date on which the Buyers shall have sold all the Purchased Shares and the Conversion Shares, and the Note is not outstanding, the Company will carry on its business in a proper and efficient manner, and not in violation of any law, ordinance or regulation of any governmental entity, and will keep or cause to be kept proper books of account and make or cause to be made therein true and faithful entries of all material dealings and transactions in relation to its business and will make available or cause to be made available such books of account for inspection by the Buyers and its representatives during normal business hours.

     (l) To Pay Taxes. Until the date on which the Buyers shall have sold all the Purchased Shares and the Conversion Shares, and the Note is not outstanding, the Company will pay or cause to be paid all taxes, rates, government fees and dues levied, assessed or imposed upon it and upon its property or any part thereof, as and when the same become due and payable, save and except when and so long as the validity of any such taxes, rates, fees, dues, levies, assessments or imposts is in good faith by proper legal proceedings contested by.

     (m) To Perform Obligations. Until the date on which the Buyers shall have sold all the Purchased Shares and the Conversion Shares, and the Note is not outstanding, the Company will, from time to time, punctually observe and perform all of its material obligations.

     (n) Reservation of Shares. Until the date on which the Note is converted, if at all, into the Conversion Shares, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 130% of the sum of the number of Common Shares issuable upon conversion of the Notes.

     5. RESALE REGISTRATION.

     (a) Registration. On or prior to the date (the "FILING DATE") that is 60 days after the Closing Date, the Company shall prepare and file with the SEC a "resale" registration statement (the "REGISTRATION STATEMENT") providing for the resale of the Purchased Shares for an offering to be made on a continuous basis to register the resale of the Purchased Shares, which are not then registered under the 1933 Act or are not otherwise tradable without restriction under Rule 144(k) of the 1933 Act. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Purchased Shares on Form S-1, in which case such registration shall be on another appropriate form in accordance with the 1933 Act and the rules promulgated thereunder). The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the 1933 Act as promptly as possible after the filing thereof, but in any event prior to the date (the "EFFECTIVENESS DATE") that is 120 days after the earlier of (i) the date of filing of the Registration Statement, and (ii) the Filing Date, and to keep such Registration Statement continuously effective under the 1933 Act until such date as is the earlier of (x) the date when all Purchased Shares covered by such Registration Statement have been sold or (y) the date on which the Purchased Shares may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "EFFECTIVENESS PERIOD").

     (b) Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

     (i) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Purchased Shares for sale in any jurisdiction, at the earliest practicable moment.

     (ii) Cooperate with the Buyers to facilitate the timely preparation and delivery of certificates representing Purchased Shares to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends (provided that the issuance of such unlegended certificates is in compliance with applicable securities laws), and to enable such Purchased Shares to be in such denominations and registered in such names as the Buyers may request in writing at least two (2) business days prior to any sale of Purchased Shares.

     (iii) The Company may require the Buyers to furnish to the Company information regarding itself and the distribution of such Purchased Shares as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Purchased Shares of the either Buyers if such Buyer fails to furnish such information within a reasonable time after receiving such request.

     (iv) The Buyers covenant and agree that they will not sell any Purchased Shares under the Registration Statement until they have received copies of the Registration Statement and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective and they will comply with the prospectus delivery requirements of the 1933 Act as applicable to them in connection with sales of Purchased Shares pursuant to the Registration Statement.

     (c) Registration Expenses. All fees and expenses incident to the performance of or compliance with this Section 5 by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Purchased Shares are sold pursuant to the Registration Statement.

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Purchased Shares and the Note to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

     (i) Such Buyer shall have executed any and all documents to which it is a party under this Agreement and delivered the same to the Company.

     (ii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

     7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

     The obligation of each Buyer hereunder to purchase the Purchased Shares and the Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

     (i) The Company shall have duly delivered to such Buyer certificates representing the Purchased Shares being purchased by such Buyer at the Closing pursuant to this Agreement.

     (ii) The Company shall have duly executed and delivered to the Buyers the Note (allocated in percentages amongst the Buyers as set forth in the Schedule of Buyers attached hereto) being purchased by the Buyer at the Closing pursuant to this Agreement.

     (iii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

     (iv) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

     8. MISCELLANEOUS.

     (a) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the Province of British Columbia then in effect. Each party hereby irrevocably submits to the exclusive jurisdiction of the Province of British Columbia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein.

     (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) Entire Agreement; Amendments. This Agreement supersede all other prior oral or written agreements between the Buyers and the Company and contains the entire understanding of the parties with respect to the matters covered herein and therein.

     (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

     980 Skeena Drive
     Kelowna, B.C. V1V 2K7

     If to the Buyers, to its address set forth on the Schedule of Buyers,

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Note. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

     (h) Survival. The representations and warranties of the Company and the Buyers contained herein and the agreements and covenants set forth herein shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (j) Currency. Unless otherwise indicated, all dollar amounts referred to in the Transaction Documents are in United States Dollars.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

WESTERN STANDARD ENERGY CORP.

By:
   ----------------------------------
   Name:
   Title:

BUYERS:

BRL CONSULTING INC.


By:
   ----------------------------------
   Name:
   Title:


   /s/ Gladys Jenks
   ----------------------------------
   GLADYS JENKS

                               SCHEDULE OF BUYERS


    (1)                      (2)                   (3)                (4)                (5)              (6)
                                                Number of
                                              Common Shares     Principal Amount    Share Purchase    Note Purchase
Buyer                        Address            Purchased      of Note Purchased        Price            Price
-----                        -------            ---------      -----------------        -----            -----
BRL Consulting Inc.   3543 West 5th Avenue        1,250,000          $125,000          $1,562.50        $125,000
                      Vancouver, B.C. V6R 1S1

Gladys Jenks          Box 172, Station A          1,250,000          $125,000          $1,562.50        $125,000
                      Nanaimo, B.C. V9R 5K9

                    EXHIBIT A - FORM OF CONVERTIBLE DEBENTURE

                                   SCHEDULE B

                         CANADIAN INVESTOR QUESTIONNAIRE

        (ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND
                                 SASKATCHEWAN)

TO: WESTERN STANDARD ENERGY CORP. (the "ISSUER")

RE: Purchase of Securities (the "UNITS") of the Issuer

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Units as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, shall be referred herein as the "SUBSCRIBER") of the Units, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

     (i) is purchasing the Units as principal (or deemed principal under the terms of National Instrument 45-106 - PROSPECTUS AND REGISTRATION EXEMPTIONS adopted by the Canadian Securities Administrators ("NI 45-106"));

     (ii) (A) is resident in or is subject to the laws of one of the following (check one):

[ ] Alberta                       [ ] New Brunswick     [ ] Prince Edward Island

[ ] British Columbia              [ ] Nova Scotia       [ ] Quebec

[ ] Manitoba                      [ ] Ontario           [ ] Saskatchewan

[ ] Newfoundland and Labrador

[ ] United States:  ______________________ (List State of Residence)

                                       or

     (B)  [ ] is resident in a country  other than Canada or the United  States;
          and

     (iii)has not been provided with any offering memorandum in connection with the purchase of the Units.

In connection with the purchase of the Units of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that:

I. ALL SUBSCRIBERS PURCHASING UNDER THE "ACCREDITED INVESTOR" EXEMPTION

the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the TRUST AND LOAN COMPANIES ACT (Canada) or under comparable legislation in another jurisdiction of Canada; and the Subscriber is an "accredited investor" within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix "A" to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX "A" ATTACHED TO THIS CERTIFICATE).

                                       OR

II. SUBSCRIBERS PURCHASING UNDER THE "FAMILY, FRIENDS AND BUSINESS ASSOCIATES" EXEMPTION OTHER THAN ONTARIO OR SASKATCHEWAN SUBSCRIBERS

(a) the Subscriber is (please initial or place a check-mark on the appropriate line below):

     (i) _________ a director, executive officer or control person of the Issuer, or of an "affiliate" of the Issuer;

     (ii) _________ a spouse, parent, grandparent, brother, sister child or grandchild of _________________________________ (name of person) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

     (iii)_________ a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________________ (name of person)
          a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

     (iv) _________ a close personal friend (by reason of the fact that the Subscriber has directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of ________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

     (v) _________ a close business associate (by reason of the fact that the Subscriber has had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

     (vi) _________ a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (as described in subsection II(a)(iv)) or close business associate (as described in subsection II(a)(v)) of _________________________ (name of person), a founder of the Issuer; --------------------------

     (vii)_________ a parent, grandparent, brother, sister, child or grandchild of the spouse of __________________________________ (name of person), a founder of the Issuer;

     (viii) _________ a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above; or

     (ix) _________ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above.

                                       OR

III. SASKATCHEWAN SUBSCRIBERS PURCHASING UNDER THE "FAMILY, FRIENDS AND BUSINESS ASSOCIATES - SASKATCHEWAN" EXEMPTION

(a) the Subscriber is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan;

     the Subscriber has provided the Issuer with a signed risk acknowledgment form (to be provided by the Issuer on request); and

     the Subscriber is (please initial or place a check-mark on the appropriate line below):

     (i) _________ a close personal friend (as described in subsection II(a)(iv) above) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

     (ii) _________ a close business associate (as described in subsection II(a)(v) above) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

     (iii)_________ a close personal friend (as described in subsection II(a)(iv) above) or close business associate (as described in subsection II(a)(v) above) of ___________________________________
          (name of person), a founder of the Issuer;

     (iv) _________ a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, if the distribution is based in whole or in part on a close personal friendship (as described in subsection II(a)(iv) above) or a close business association (as described in subsection II(a)(v) above); or

     (v) _________ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(vii) above, if the distribution is based in whole or in part on a close personal friendship (as described in subsection II(a)(iv) above) or a close business association (as described in subsection II(a)(v) above).

                                       OR

IV. ONTARIO SUBSCRIBERS PURCHASING UNDER THE "FOUNDER, CONTROL PERSON AND FAMILY" EXEMPTION

(a) the Subscriber is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario; and

     the Subscriber is (please initial or place a check-mark on the appropriate line below):

     (i)  _________ a founder of the Issuer;

     (ii) _________  an  affiliate  of  ______________________________  (name of person) a founder of the Issuer;

     (iii)_________ a spouse, parent, brother, sister, grandparent, grandchild or child of _____________________________________ (name of person) a director, executive officer or founder of the Issuer; or

     (iv) _________ a person that is a control person of the Issuer.

                                       OR

V.   MINIMUM AMOUNT INVESTMENT

(a) the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person;

(b) the Units have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing of the Offering; and

(c) the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Units.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

BY  COMPLETING  THIS  CERTIFICATE,   THE  SUBSCRIBER   AUTHORIZES  THE  INDIRECT
COLLECTION OF THIS INFORMATION BY EACH APPLICABLE REGULATORY AUTHORITY OR REGULATOR AND ACKNOWLEDGES THAT SUCH INFORMATION IS MADE AVAILABLE TO THE PUBLIC UNDER APPLICABLE LEGISLATION.


DATED as of ___ day of _____________, 20____.


                           -----------------------------------------------------
                           Print Name of Subscriber (or person signing as agent)

                           By:
                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Title


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
                                  APPENDIX "A"
                       TO CANADIAN INVESTOR QUESTIONNAIRE

Accredited Investors only: Please check the appropriate box and initial

[ ](a)  a  person   registered  under  the  securities   legislation  of  a
     jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the SECURITIES ACT (Ontario) or the SECURITIES ACT (Newfoundland and Labrador),

[ ] an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),

[ ] an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

[ ] an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

[ ] an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

[ ] a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (f),

[ ] an investment fund that distributes or has distributed its securities only to

     (i) a person that is or was an accredited investor at the time of the distribution,

     (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

     (iii)a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,


[ ] an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

[ ] a trust  company or trust  company  registered  or authorized to carry on business under the TRUST AND LOAN COMPANIES ACT (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be,

[ ] a person acting on behalf of a fully managed account managed by that person, if that person

  (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

  (ii) in Ontario, is purchasing a security that is not a security of an investment fund,

[ ] a registered charity under the INCOME TAX ACT (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

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
[ ] an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,

[ ] a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

[ ] an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

[ ] a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor.


Dated _____________________________, 20____.

                       X
                       --------------------------------------------------------
                       Signature of individual (if Subscriber is an individual)

                       X
                       --------------------------------------------------------
                       Authorized signatory (if Subscriber is not an individual)


                       --------------------------------------------------------
                       Name of Subscriber (please print)

                       --------------------------------------------------------
                       Name of authorized signatory (please print)


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